TRIMBLE NAVIGATION LIMITED

                                 FIRST AMENDMENT
                                       to
                           REVOLVING CREDIT AGREEMENT


         This FIRST AMENDMENT (the "Amendment"), dated as of April 30, 1996, is among Trimble Navigation Limited (the "Borrower"), The First National Bank of Boston ("FNBB"), Mellon Bank, N.A. ("Mellon" and together with FNBB, the "Banks"), and The First National Bank of Boston as agent for itself and the other Banks (the "Agent").

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of August 4, 1995 (the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to and may issue letters of credit for the benefit of the Borrower; and

         WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         P 1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         P 2. Amendment of Credit Agreement. Section 9.1 of the Credit Agreement is hereby amended by deleting from clause (i) of such P 9.1 the parenthetical "(treated as a single accounting period)".

         P 3. Affirmation and Acknowledgment of the Borrower. The Borrower hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation, the Revolving Credit Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Revolving Credit Loans and all other amounts due under the Credit Agreement as amended hereby.

         P 4. Representations and Warranties. The Borrower hereby represents and warrants to the Banks as follows:

                  (a) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower, have been authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law or any of the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

                                      (19)
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                  (b) This Amendment and the Credit  Agreement as amended hereby constitute  legal,  valid  and  binding  obligations  of the  Borrower, enforceable  in  accordance  with  their  respective  terms,  except as
         limited  by  bankruptcy,  insolvency,  reorganization,   moratorium  or
         similar laws relating to or affecting generally the enforcement of creditors' rights.

                  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.

                  (d) The representations and warranties contained in P 6 of the Credit Agreement were correct at and as of the date made. Except to the extent that the facts upon which such representations and warranties were based have changed in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and after giving effect to the provisions hereof, such representations and warranties also are correct at and as of the date hereof.

                  (e) The Borrower has performed and complied in all materials respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

       P 6. Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following condition:

                  (a) Delivery. Each of the Borrower, the Banks and the Agent shall have executed and delivered this Amendment.

         P 7. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

                  (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                                      (20)

                  (d) Pursuant to P 15 of the Credit Agreement, the Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                           TRIMBLE NAVIGATION LIMITED



                             By: /s/ John H. Barnet
                                Executive Vice President and
                                Chief Financial Officer

                           THE FIRST NATIONAL BANK OF
                           BOSTON, Individually, and as Agent



                            By: /s/ Lee A. Merkle
                                Vice President

                            MELLON BANK, N.A.



                            By: /s/ Jane R. Westrich
                                Vice President



                                      (21)
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